Independent Bank Corp. (Massachusetts) (INDB)

Corrected Transcript

Q1 2012 Earnings Call 13Apr2012

Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Denis K. Sheahan
Chief Financial Officer Independent Bank Corp. (Massachusetts)

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Damon P. DelMonte	David W. Darst
Analyst, Keefe, Bruyette & Woods, Inc.	Analyst, Guggenheim Securities LLC
Mac McEver Hodgson
Analyst, SunTrust Robinson Humphrey

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Operator: Good morning, and welcome to the Independent Bank Corp First Quarter 2012 Earnings Conference Call. All participants will be in a listen-only mode. [Operator Instructions] After today’s presentation, there will be an opportunity for you to ask questions. [Operator Instructions]

This call may contain forward-looking statements with respect to the financial condition, results of operations and business of Independent Bank Corp. Actual results may be different. Independent Bank Corp cautions you against unduly relying upon any forward-looking statements and disclaims any intent to update publicly any forwardlooking statements, whether in response to new information, future events, or otherwise. Please also note that today’s event is being recorded.

I would now like to turn the conference over to Mr. Oddleifson, President and CEO. Please go ahead.
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Good morning, everyone and thank you for joining us today. With me as always is Denis Sheahan, our Chief Financial Officer, who will elaborate on our financial results and talk about our outlook following my comments.

Well, we really got off to a terrific start in 2012 with an excellent first quarter. Net income rose for the quarter to $12.2 million, which translates to $0.56 per share. This is a really healthy increase over $0.52 per share in the prior quarter and $0.53 per share a year ago. Once again, solid fundamentals and organic growth really led the way. Clearly our marketing, sales, and high-quality customer relationships are paying big dividends for us. So our value proposition continues to resonate with businesses and consumers alike, fueling strong customer growth. As you’ve seen in previous quarters, our commercial banking franchise is a major engine of growth for us and commercial loan growth continued at a high single-digit annualized rate. Specifically, the C&I portfolio has been a key driver as we continue to add high quality clients. We have diligently pursued this sector and built up our expertise and product sophistication over the past few years.

On the real estate side, there’s been a pickup in commercial construction activity in our market and we’re getting our fair share of attractive deals. Success in the commercial business breeds further success as we continue to advance our reputation as a reliable full service lender to small and mid-size businesses.

For example, our recent expansion efforts are beginning to gain traction, such as our expanded asset-based lending effort, along with our new office in Providence. These and other related moves are expected to help us sustain strong growth in the portfolio. Our home equity offerings have been another consistent source of quality loan growth. Portfolios have been steadily growing at a high double-digit rate. Ongoing response to our express mortgage product offering has been superb and we’re supporting it with mail and advertising. And I’d like to remind everybody the vast majority of our home equity growth was driven by first position refi loans with very solid LTV and FICOs. Core deposit trends continue to be strong and reflect our emphasis on full core relationships. Looking at our quarter financials, you’ll note that the underlying deposit growth rate has really kept pace with our robust loan growth rate and core deposit levels have risen to 84% of total deposits, up from 81% a year ago. I also want to point out that the growth in our commercial business has also provided a really nice source of low cost deposits, as we continue to cultivate full service relationships.

And on the consumer side, our progress has been very encouraging. Household growth is strong, and new checking accounts are 23% ahead of last year’s pace.

I am often asked by investors how we’re able to achieve such strong loan and deposit growth, and whether it’s sustainable. And I answer the customer growth momentum question with a number of points. First of all, Rockland Trust has always enjoyed really strong loyalty from our customers who really value our knowledgeable and committed bankers and quality service. And I say much of this is attributable to my highly motivated and energized colleagues who continue to deliver a lot of what I call discretionary effort that gets noticed by our customers and prospective customers alike.

In some ways, we’ve really been the best kept secret in the local banking circles, but that’s really changed because we’ve really stepped up our marketing posture, bringing us much greater recognition. Another major catalyst for the deposit growth momentum and the loan growth momentum has been the financial crisis, where we’ve really been a major beneficiary of the competitive fallout that really ensued. Businesses and consumers alike, began leaving the bigger banks and we became the bank of choice for many and that really continues today. What’s encouraging is that our growth is coming from both new customers and deepening and existing relationships.

In the first quarter, our core households grew at an annualized rate of 7% and what’s notable here is that we haven’t opened a single new branch in the last 12 months. So this really is tremendous organic growth. So our strategy has remained consistent, build the kind of bank that attracts the best employees and give the kind of advice and service that customers want and then make sure the world knows about it with really intelligent marketing.

Now, I’d like to turn to the balance sheet for a moment. Now, our overall risk profile is really rock solid. The credit picture remains in excellent shape. Net chargeoffs continued at low levels from the first quarter. Nonperformers are up a bit but are well contained and below industry peers, around 80 basis points of total loans. Delinquency trends are fine as well and declined during the quarter.

Our capital position continues to be a source of just considerable strength. All our capital ratios continue to move upward and exceed regulatory guidelines by a very comfortable margin. And as I always point out, this is totally driven by internal capital generation. Tangible book value continues to build and ended the quarter 9% where it was a year ago. And on the liquidity front, strength of our core deposit growth has allowed Denis and his treasury team to redeploy our excess cash position more profitably and to further reduced higher cost wholesale borrowings.

So, wrapping up my comments on performance, while there are very real headwinds still facing our industry, especially the pressure on net interest margins and certain fee revenues, we really demonstrated the strength of our franchise in the first quarter. I usually provide a little color on the macro environment on these calls, but there’s really not a whole a lot to add that’s new. The local Massachusetts economy continues to fare more favorably than the nation at large. So housing sales are improving. Unemployment in Massachusetts overall of 6.9%, much stronger in the Boston area, versus a 8.2% rate national. That’s a big delta and it means a lot in the strength in our local economy.

Of course, the mixed bag of the economic statistics that pour out each week provide enough conflicting signals to keep the optimists and pessimists grounded in their opinions. So we’re really focusing on our operating game plan that has really worked well for us. We’re really staying aggressive in our customer outreach and branding efforts. We’re investing in our competitive strengths, so keeping eye on overall expenses. Very importantly, we’re sticking to our knitting on the credit front and we are pursuing organic growth across our footprint.

We remain very, very confident that we’re on the right path and I think testimony to the strength and stability of our franchise and our commitment to shareholder returns is our 11% increase in our quarterly dividend to $0.21 per share that was approved last month by the board of directors.

And speaking about our board, I would like to conclude by thanking Tom Teuten for his many years of devoted board service and stewardship as our Chairman. Tom is stepping down in accordance with our mandatory retirement age guidelines for directors and he’s really been a terrific and valued partner to me. In like fashion, we’re very excited to welcome Donna Abelli as our new Chairman. Donna has served on the board since 2005 and really brings a very strong financial background and business acumen to this role.

So with that, I’d like to thank you and I will turn it over to Denis.

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

Thank you, Chris, and good morning, everyone. As Chris stated, we kicked off the year in fine fashion. Independent Bank Corp. reported net income of $12.2 million and GAAP diluted earnings per share of $0.56 in the first quarter of 2012, as compared to net income of $11.2 million and diluted earnings per share of $0.52 in the fourth quarter of last year. The prior quarter included the incurrence of prepayment penalties on borrowings equating to $0.02 per diluted share as we deployed some of our excess cash to pay down those higher cost borrowings.

On the key topics in the quarter, the first quarter maintained our disciplined momentum and resulted in strong growth in loans, deposits and the investment management business. Asset quality remained solid and expense growth was well contained. Key performance ratios were excellent in the first quarter with return on assets at 1.0%, return on equity at 10.31% and the net interest margin at 3.82%. The margin came in generally on target as we deployed excess cash into higher yielding loans and securities, the latter to bolster our collateral positions.

Loans grew at 8% on an annualized basis with continued strong growth in both the commercial and home equity lending categories. The home equity portfolio grew 23% on an annualized basis, benefiting from demand for first position mortgage refinancing. As added disclosure, we’ve begun breaking out first position loans in the balance sheet accompanying the release. The quality of the home equity portfolio is strong with 58% of outstanding balances in first position and current average FICO and LTVs of 762 and 55% respectively. The commercial loan portfolio grew nicely in both the commercial and industrial and construction categories.

C&I growth came from both our enhanced asset base lending initiatives as well as expansion of borrowing activity from existing customers, a positive sign of economic activity. The positive growth in construction generally came from rehab projects and student accommodation, mixed use development and residential sectors. The outlook remains bright for commercial loan growth. The approved pipeline at the end of the quarter ranks third highest in the last 12 months.

Securities increased $44 million during the quarter primarily to improve our securities collateral position and to deploy excess cash. Frankly, we’d rather not be buying securities of these rates, but we had let the portfolio drop to a level where we needed to build back our collateral position. That said, we concentrated the purchases and agency MBS including CMOs with an average life of three to five years.

Deposits also grew nicely in the first quarter at 7% on an annualized basis. This bank has a powerful deposit engine and we’ve been able to fund our balance sheet expansion in a very consistent fashion with loan growth generally funded by like-amount deposit generation, thus avoiding the need for significant levels of wholesale funding.

Importantly, the nature of deposits continued to improve as core deposit crept up to 84% of total deposits and demand deposits now account for 26% of total deposits. Total cost of deposits declined yet again to 29 basis points in the first quarter. Asset quality trends remained excellent. Net charge-offs were a very low 16 basis points on an annualized basis. Nonperforming assets increased to $41 million in the quarter with overall levels quite manageable at 82 basis points as total assets. Loan delinquency remained very strong at 92 basis points at March 31 and early stage delinquency, that’s the 30 to 89day bucket, decreased to 41 basis points of loans. We continue to feel really good about the state of our credit profile.

The net interest margin improved as anticipated to 3.82% from 3.78% in the fourth quarter due to a lower borrowing position as well as lower excess liquidity. We continue to expect it to drift lower from here due to the ongoing pressure on earning asset yields facing our industry.

Noninterest income decreased by 3%, largely due to seasonality and service charges and lower mortgage refinancing activity. However, this was partially offset by higher debit card revenue driven by promotions and higher investment management revenue. Investment management revenue grew by 11% in the quarter as assets under management hit the $2 billion mark.

Noninterest expense grew by 3% excluding the borrowing prepayment penalty in the prior quarter and this increase is largely due to payroll taxes, which tend to be greater in the first quarter of the year, as well as seasonally higher occupancy cost due to the winter period.

The tax rate was positively impacted by the recent announcement of our latest new market tax credit award related to our community development support. Our expectation is we will lend approximately $20 million in this year associated with the award. The tax rate is now expected to be 27.5% for 2012 versus the original projection of 29%.

I’ll now turn to earnings guidance for the remainder of the year. At our last conference call, we anticipated diluted earnings per share performance of between $2.05 and $2.15, based upon a strong first quarter and lower than expected tax rate. We now anticipate being in the upper end of that range.

Key assumptions in our outlook for the remainder of the year include: importantly while loan net chargeoffs were particularly low in this first quarter. We expect the full year guidance to remain the same. The provision for loan losses is anticipated to stay in the range of $10 million to $14 million, and loan net chargeoffs at $9 million to $12 million. Of particular note, we anticipate the peak for chargeoffs to be in the second quarter at $3 million to $3.5 million.

The remainder of the guidance is essentially the same. Loan growth 6% to 7% and I’ll make a quick comment on this. Competition is really heating up, and our antenna is definitely raised for the reemergence of loose underwriting practices. We have no problem pulling back as we’ve done before if this becomes more pronounced.

Deposit growth 5%. The net interest margin will decrease to around 3.7% towards the latter part of the year better than the 3.65% we previously expected. So all in all, we expect the continuation of solid fundamentals and quality performances. And that concludes my comments. Chris?

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

All right. Thanks Dennis. We’re ready for questions. Operator?

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Operator: [Operator Instructions] Our first question comes from Damon DelMonte from KBW. Please go ahead with your question.

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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.

Q

Hi, good morning guys. How are you?

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

Good morning.

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Good morning.

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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.

Q

I guess, could you guys first start off by talking a little about the home equity growth that you saw this quarter. I think in your comments you made reference to some refinancing activities. But do you guys have some promotional activities going on to try to drive business with that?

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

We have an attractive product called an express mortgage product. It is essentially a refi product that we offer through our branches. 92% of them are first. 84% of originations in home equity were actually the express mortgages, and 85% of it was 725 plus. This is all supported by some direct mail, target direct mail and advertising.

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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.

Q

Okay. And how does the pipeline look for that category as you had in the second quarter?

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

It’s strong. It’s consistent with the production we’re seeing in the growth and portfolio. So, we expect it to continue to grow.

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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.

Q

Okay. And then...
S.CONTDenis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Damon, this is Denis. Just so you understand, these are typically smaller balance loans of borrowers that don’t need to go through the lengthy process with a traditional residential mortgage sold into the secondary market, they’re seasoned loans, smaller balance typically and it’s a very convenient process for them to go through with this express mortgage. I think that’s part of the attraction to the consumer.

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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.

Q

Okay. And you had mentioned a FICO of like 762 and LTV at 55%. Is that on the new production you’re putting out now or is that what the entire portfolio looks like?

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

I think that’s the entire portfolio. We’ll give you production as well.

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

Production is pretty consistent across the portfolio.

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Pretty consistent with that if I don’t have it here. It’s pretty consistent, Damon. I can provide you that offline, but it’s very consistent with this, with what we talked about for the portfolio.

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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.

Q

Okay, great. And then with regards to C&I lending, could you talk a little bit about the pipeline there?

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Yeah, I can give you pipeline information overall. I don’t think I have it split out by C&I, but I can give you total commercial. Bear with me for a second. I think I mentioned earlier, it’s the third highest in the last 12 months. Yeah. So the total approved but not closed pipeline is $211 million at March 31.

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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.

Q

Okay, great. And I guess just quickly when we look on the liability side of the balance sheet, I think you have around $370 million or so of borrowings that are coming due during the course of year. I guess what does it look like for the next couple of quarters as far as potential pickup in reducing the total cost of the borrowings?

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Well keep in mind, Damon, the vast, vast majority of those borrowings, while they might appear just the borrowing themselves might be variable, they’re swap to fixed rate. So, there’s little that we have coming due on the borrowing side for the remainder of the year. So, unless we were to prepay borrowings, you’re not going to see a whole lot of change there, Rob you’d agree with that.

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A

Yes.

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

And we don’t anticipate doing more prepayment at least at this point.

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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.

Q

Okay. All right, that’s helpful. I’ll jump out now and come back in if I have a chance after. Thank you.

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

Thanks, sure.

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Operator: Our next question comes from Mark Fitzgibbon from Sandler O’Neill. Please go ahead with your question.

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Q

Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

Hey, Mark.

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Q

Hi. Just a quick question here on capital, clearly strong organic capital generation in the quarter, were you guys surprised by the linked quarter increase and are you still managing towards 71 in 2012?

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Well we weren’t surprised by the increase, Mark. I mean, it was certainly a good quarter, but as you know, we’ve been steadily growing capital. We’re very, very comfortable with our capital level. Our current projections have us being close to $720 million by the end of the year on an unadjusted basis. And then when you adjust for the goodwill that’s deductible for tax purposes, we’ll be closer to $750 million by the end of the year. So we’re feeling really good about our capital position.

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Q

Okay. And just, I think last quarter you also said that having capital at that level gave you flexibility. If in fact loan growth in your market heats up and people start doing silly things and you slow down loan growth, how should we think about capital deployment at that point? Where do you look the dividend or how are you thinking through that?

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

We increased the dividend here – just we announced it there last quarter and we think that’s an appropriate dividend for us. We don’t have plans to increase the dividend further for the rest of this year. So, in the scenario that, like the 2005 or 2006 timeframe, when we pulled in the reins on loan growth because we didn’t like some of the things we were seeing, if we have that situation again, then we would likely look to repurchase shares. There’s a lot of ifs in that. But certainly, we’re that comfortable with our capital position that we believe we have excess capital now.

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Q

Perfect. That’s great. Thank you very much.

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

Thanks. Mark.

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Operator: Our next question comes from Mac Hodgson from SunTrust Robison. Please go ahead with you question.

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S.CONTMac McEver Hodgson
Analyst, SunTrust Robinson Humphrey

Q

Hey, good morning.

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

Good morning.

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Good morning.

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Mac McEver Hodgson
Analyst, SunTrust Robinson Humphrey

Q

Just a couple of questions. Denis, you mentioned some promotions drove stronger debit revenue. Could you give any clarity there?

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Yeah, we had some promotions in the fourth quarter, and I think into the first quarter on debit card, related to rewards associated with debit cards. I mean, clearly competitively, there’s a lot happening at companies above $10 billion in terms of debit card revenue. We’re less than $10 billion so we’re going to try and do we what can to win over those customers from the larger institutions. And that’s why we’ve had very, very good consumer checking growth. Our growth year-to-date is up 23% in new consumer transaction accounts versus a year ago. So more accounts with some promotional activity has driven that interchange revenue certainly somewhat higher.

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Mac McEver Hodgson
Analyst, SunTrust Robinson Humphrey

Q

So, it’s likely not a onetime type event. It’s just an ongoing effort to probably .........................?

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

The Q1 was very strong, some of it probably seasonal with the shopping, et cetera. It may not be that big in Q2, but certainly if you look at even versus a year ago, off of that $2.1 million level we had in the fourth quarter, that’s probably more $2.1 million, $2.2 million probably more of a normal run rate, still up significantly versus Q1 of a year ago.

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Mac McEver Hodgson
Analyst, SunTrust Robinson Humphrey

Q

Got you. And on the credit guidance, just really I think not much of a revision there. Is it really based on your belief that first quarter asset quality and credit costs I guess were so good, it’s unlikely that you could keep them at this level that’s why you are not adjusting it down materially?

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

That’s a fair statement, Matt. We’d like the year to develop a little bit further before we brought down the guidance. We are feeling pretty confident that Q2 is likely going to be a peak for us in times of chargeoffs. So that’s why we’re guiding you to – we don’t want folks to get too far out ahead of us here in terms of guidance, that’s why we are guiding you to $3 million to $3.5 million for the second quarter.

I guess if you look at the different components of our asset quality metrics very, very positive in terms of delinquency. Early stage delinquency at 41 basis points, total delinquency down on a linked quarter basis; that’s very good. But on the other hand, nonperformers have crept up a little bit. We think that will ultimately lead to some chargeoffs here in the second quarter. So, our realistic projection is $3 million to $3.5 million of chargeoffs for Q2. But full year and that would be the peak Q3 and Q4 likely less than that, but we certainly see Q2 as being the peak.

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Mac McEver Hodgson
Analyst, SunTrust Robinson Humphrey

Q

Okay, great. I appreciate the color. And just one final one on the loan growth comments. Denis and Chris, you mentioned competition heated up and you sound like you tempered, even though not materially, I think your prior guidance was 7% loan growth for the year and now it’s 6% to 7% even though the first quarter was pretty strong. Is it based on your belief that competition’s picking up so you might have to pass on stuff or not win some deals you would have previously won and so you’re somewhat more cautious of growth or...

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

Well, we feel good about Q2 loan growth on the commercial side, and like we talked about home equity area, that will probably continue into Q2. We already are losing opportunities. We’re passing up opportunities today, but there’s enough demand out there, enough good new business generation by our lenders that we’re still able to show very good growth. But we absolutely are losing opportunities on underwriting terms and pricing. So, we don’t know where it’s going to go in the second half of the year, but we’ve been through this before.

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Mac McEver Hodgson
Analyst, SunTrust Robinson Humphrey

Q

Got you. Okay. I appreciate the thoughts. Thanks.

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Operator: [Operator Instruction] Our next question comes from David Darst from Guggenheim. Please go ahead with your question.

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David W. Darst
Analyst, Guggenheim Securities LLC

Q

Hi, good morning.

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Good morning.

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David W. Darst
Analyst, Guggenheim Securities LLC

Q

On the relative reserve in your outlook for chargeoffs, do you any specific reserves that you’ve accrued for anticipated charge offs?

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Sure. Yeah, absolutely we do. We do like everyone else loan impairment review and if a reserve is required, we would establish that reserve. I don’t know if they are specifically at the end of the March, but absolutely we do.

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David W. Darst
Analyst, Guggenheim Securities LLC

Q

Okay, so could that result...

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

That will be in our 10Q filing as anyway, David.

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David W. Darst
Analyst, Guggenheim Securities LLC

Q

Okay. Would that result on your maybe provisioning being under the chargeoff guidance for the second quarter?

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

No, we don’t have plans to do that this year. We think we’re adequately reserved. We don’t have plans to recapture reserves and provide less than chargeoffs. I won’t say never, but that’s not how we typically think.

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David W. Darst
Analyst, Guggenheim Securities LLC

Q

Okay. And then could you walk through some of the AUA growth in the wealth management business and give us an idea of how much of that was related to market appreciation and how much is related to new business and maybe some insight into what your new business pipeline in the wealth management business looks like?

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

We don’t have this split out between market and the production. I will say that we have a pipeline consistent with our past growth in the area. But that the large uptick this quarter was due to an existing client that went from one set of class of management toward another. So it’s somewhat of a portion of that was a reclassification. But I would say overall that we have really cracked the code on getting really sound referrals from our branch network, our branch bankers and our commercial bankers because of the capability we have in our investment management group, which is staffed by real investment management professionals from the main brand firms in New England and nationally.

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

I think it’s fair to say, Chris, we’re running bigger mandates now in the employee benefits arena, which has been a really growing area for us. It’s not just individual high net worth anymore and that’s a very, very important component of the business for us, but we’ve had a couple of big mandates coming here this past quarter in the employee benefit arena, so that’s been helpful.

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

A

Right. That’s true.

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

And David, your question’s a good one. I’ll try in future quarters to have the information available if you so want in terms of market appreciation and that sort of stuff. We haven’t typically broken it out that way.

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David W. Darst
Analyst, Guggenheim Securities LLC

Q

Yeah, I mean, I think it wouldn’t be necessary unless you had another word of that, but thank you. And then could you comment on your outlook for mortgage banking? I think previously you’d expected to see that decline over the course of the year. Is anything changing?

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Yeah. We actually have been pleasantly surprised with mortgage banking in the first quarter. We think it will continue into certainly the beginning of the second quarter, but we’re assuming in the back half of the year, it’s going to fall off pretty significantly. We hope we’re wrong on that, but that’s our current thinking.

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David W. Darst
Analyst, Guggenheim Securities LLC

Q

Okay and then do you have the value of the accruing TDRs?

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Yes, I do. The TDRs in total didn’t change a whole lot quarter over quarter. So total TDRs at March 31, $47.2 million. The non-accruing TDRs are $9.2 million, that’s pretty similar to the prior quarter.

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David W. Darst
Analyst, Guggenheim Securities LLC

Q

Okay, great. Thanks. Good job.

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Denis K. Sheahan
Chief Financial Officer, Independent Bank Corp. (Massachusetts)

A

Sure.

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Operator: [Operator Instructions]

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

No more questions, Jimmy?

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Well, thank you very much for everybody for joining us and we look forward to reporting second quarter earnings in three months. Thank you. Bye.

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Operator: Ladies and gentlemen, today’s conference call has now concluded. We do thank you for attending today’s presentation. You may now disconnect your telephone lines.

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